                                                                   EXHIBIT 10.35

January 30, 2004

Stephen C. Farrell
8 Minute Man Lane
Lexington, MA 02421

                      Re: Amendment to Employment Agreement

Dear Steve,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of April 16, 2001; September 24, 2001; October 12, 2001; May 31, 2002; July 15, 2002; February 5,
2003; August 29, 2003 and November 3, 2003 (together, the "Employment
Agreement").

      Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $325,000 effective January 13, 2003.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                           Very truly yours,

                                           /s/ Samuel L. Shanaman
                                           ------------------------------------
                                           Samuel L. Shanaman
                                           Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:

/s/ Stephen C. Farrell
----------------------
Stephen C. Farrell